UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin E. Douglas, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

Clough Global Opportunities Fund

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Annual Report
3.31.10

2	SHAREHOLDER LETTER
March 31, 2010

To our Shareholders:

During the 12 months ended March 31, 2010, the Clough Global Opportunities Fund’s (the “Fund”) total return, assuming reinvestment of all distributions, was 37.93% based on net asset value and 53.82% based on the market price of the stock. That compares with a 49.72% return for the S&P 500 for the same period. Since the Fund’s inception on April 25, 2006, the total growth in net asset value assuming reinvestment of all distributions has been 5.80%, this compares to a cumulative total return of -2.17% for the S&P 500 through March 31, 2010. The Fund’s compound annual return since inception is 1.44% compared to -0.56% of the S&P 500 through March 31, 2010. Total distributions since inception have been $5.04 per share, and based on the current dividend rate of $0.27 per share, offer a yield of 8.28% on market price as of March 31, 2010, of $13.04.

In coming months we think the combination of a shortage of yield in the bond markets, a decline in stock market volatility and strong corporate cash flows will provide ongoing support for equities. We believe our strategy of identifying global profit cycles and having the patience to allow the financial markets time to recognize them should be quite effective in a low interest rate world.

We see three reasons for the yield shortage. First, household debt declined 1.7% in 2009. It was the first decline since 1945 according to a report in Barron’s. Residential mortgages make up approximately 75% of consumer credit and represent a major source of yield. However, new mortgage supply is dependent upon the combination of new housing investment and inflation of the housing stock. Housing is still depreciating and loan to value ratios are declining so neither new construction nor inflation is likely to reemerge anytime soon. This suggests little new yield supply will emerge on the mortgage front.

Secondly, the contraction of the banking system is visibly underway. Bank loans fell 9% year on year in February according to the Federal Reserve, and such declines are rare in the post-war period. According to the Wall Street Journal, the total number of retail bank branches will actually decline this year. Banks are “aggressively pruning their sprawling operations to get rid of locations deemed unattractive.” Deposit rates are likely to remain at liquidation levels until the process is complete, a multi-year undertaking in our judgment.

Third, US business cash flow is strong. Again, according to the Wall Street Journal, non-financial businesses alone in the US have $932 billion in cash. With so much of the corporate capital stock overbuilt, investment is likely to remain weak, businesses are likely to be managed for cash and debt is likely to be liquidated. In a nutshell so long as private debt is declining, the shortage of yield will only worsen and the forced migration of investment capital abroad will likely be sustained.

Moreover, the deleveraging going on in the economy is translating to the financial markets. The decline in financial market leverage and the lessening of speculative capital should bring about a decline in market volatility going forward. That seems equity bullish to us. Recent evidence of this is the continued decline in volatility in the face of the threats of sovereign collapse and recent dollar strength. People own a lot less stock than they used to and that alone reduces selling pressure.

www.cloughglobal.com

SHAREHOLDER LETTER (CONTINUED)	3
March 31, 2010

That leaves the economy with two pillars of stranded capital: (1) the large stock of household savings trapped at the money rate; and (2) the pile of excess reserves at the Fed. The common fear is that private lending will revive and bring about the inflation event the world believes is coming. We don’t think that is likely for a simple reason. The base effect of today’s huge private debt structure limits additional borrowing because the cost of servicing already existing debt restricts its further expansion. We think the real macro risk is the US recovery decelerates and deflationary pressures reignite. As we opined in earlier communications this is not necessarily bearish for equities, particularly where investment and capacity is reduced and productivity is upgraded, nor will it short circuit the emergence of new profit cycles in which we are investing.

It also suggests that capital will be available where good returns exist at very low cost. What is so encouraging in the face of this is the number of emerging profit cycles we see in the world.

We still believe the major investment story is emerging world consumption. Asian assets in particular will be the key beneficiary of low money rates in the developed economies. Predictions of a China credit bubble and a coming investment collapse remain a constant staple in the popular media and we still think these analyses are too simplistic. In China, for example, the bank credit to GDP (gross domestic product) ratio is the lowest of all the major economies. Office building is 3% of GDP and urbanization still creates a continuing housing shortage and the need to invest.

We have argued first of all that China’s huge domestic savings rate, its foreign reserve holdings and the high down payments required to purchase real estate all argue against widespread credit defaults. Household debt in China is around 17% of GDP compared to almost 100% in the US. And our belief is that its high investment rate is still adding to the economy’s productivity. A recent Morgan Stanley research report notes how low China’s capital to labor ratio is when compared to other economies. For example fixed capital formation per capita in China is only 14%, 11%, 6% and 4% respectively of that in Taiwan, Korea, the US and Japan. Of those four economies, only in the US and Japan are capital stock additions largely offsetting depreciation of the current capital stock. To us that suggests that return on investment is still strong in China, and as its capital to labor ratio rises, so will productivity. Since there is so much stranded capital in the world’s financial markets, the needed capital will likely be available to China at low cost. To look at China’s capital formation or debt growth in the eyes of western standards is not a valid approach. For one, as China moves from an importer to an exporter of higher value capital goods, there is even more need for domestic capital investment. And as China’s consumers gradually adopt more of a credit culture, personal income growth of 10 – 12% should easily turn into consumption growth in the mid-teens. To us the popular negativism about China simply increases the potential upside for stocks. Fortunately we are able to invest substantial research resources into trying to find the best investment opportunities not only in China but across the Asian consumer economies.

Bank credit is also growing rapidly in Brazil. In 2009 it grew 15%. Since credit and profit growth are highly correlated we think a strong profit uptrend is likely. Real interest rates are still high (almost 4%) and mortgage activity is beginning to emerge. If real interest rates decline, domestic demand should surge. Mortgage debt is 3% of GDP and has a long way to rise.

2010 Annual Report

4	SHAREHOLDER LETTER (CONTINUED)
March 31, 2010

We have also maintained our energy investments. There is an enduring value to long lived oil reserves at a time most are in unstable political hands. We believe oil production from current fields will soon peak and global oil supplies will gradually tighten. These barrels can be replaced but only at much higher costs and we have positioned the portfolio to potentially benefit from the spending necessary to develop them. Moreover cost inflation is beginning to emerge in the deep water drilling sector and consolidation is beginning in both the oil and oil service industries. Exxon Mobil’s acquisition of XTO Resources and Schlumberger’s recent bid for Smith International put all of this in the spotlight.

Other themes of note reflected in the Funds are focused on industries where restructuring has reduced capacity and enhanced productivity to the point we think even a modest increase in demand substantially increases profits. For example, if automobile demand simply recovers to the level of scrappage, profitability among the original equipment auto parts companies should rise sharply. In fact it already has even at lower production rates. It is one of the few industries where pricing power is emerging. Pricing power is even beginning to emerge among the tire manufacturers, whose profitability has been held back by raw materials cost increase. We see these cost increases reversing as replacement demand for tires and pricing recover in the months ahead. We think the same dynamics are present in the aerospace industry where a recovery in travel demand after a long period of equipment parts underproduction is bringing on profit recovery.

Finally, our case for a longer period of lower money market rates will support profit recovery across the financial sector and the funds are well represented there. Many life insurers still sell below book value because of lingering balance sheet issues, but the boom in corporate cash flows continues to allow quality spreads to collapse and we suspect many of those stocks will price closer to stated book in the months ahead.

We sincerely appreciate your interest in our Fund. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.0 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Opportunities Fund.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

www.cloughglobal.com

PORTFOLIO ALLOCATION	5
March 31, 2010

Asset Type (as a % of Market Value)*
Common Stock US	49.72%
Common Stock Foreign	21.86%
ETF’s	-2.56%

Total Equities	69.02%

Corporate Debt	14.98%
Government L/T	7.01%
Asset/Mortgage-backed	0.12%

Total Fixed Income	22.11%

Short-Term Investments	8.52%
Options	0.46%
Other (Foreign Cash)	-0.11%

Total Other	8.87%
TOTAL INVESTMENTS	100.00%

Global Breakdown (as a % of Market Value)^
United States	76.43%	Taiwan	0.61%
Brazil	5.54%	South Korea	0.43%
Switzerland	2.65%	British Virgin Islands	0.35%
Hong Kong	2.11%	France	0.27%
Bermuda	1.74%	Singapore	0.22%
Canada	1.66%	Luxembourg	0.21%
China	1.52%	Thailand	0.21%
Japan	1.48%	United Kingdom	0.19%
Papua New Guinea	1.27%	Germany	0.11%
Indonesia	1.02%	Cayman Islands	0.03%
South Africa	0.89%	Vietnam	0.03%
Netherlands	0.89%	India	-0.24%
Greece	0.62%	Mexico	-0.24%

*	Includes securities sold short.
^	Includes securities sold short and foreign cash balances.

2010 Annual Report

6	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
March 31, 2010

To the Shareholders and Board of Trustees of Clough Global Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Opportunities Fund (the “Fund”), including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Opportunities Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
May 19, 2010

www.cloughglobal.com

STATEMENT OF INVESTMENTS	7
March 31, 2010

	Shares	Value
COMMON STOCKS 115.07%
Consumer/Retail 15.18%
American Axle & Manufacturing Holdings, Inc.(a)	462,500	$4,615,750
Anta Sports Products, Ltd.	1,356,200	2,239,300
Belle International Holdings, Ltd.	1,445,600	1,943,789
China Dongxiang Group Co.	5,126,000	3,697,150
China Lilang, Ltd.(a)	2,689,800	2,612,112
Compagnie Generale des Etablissements Michelin	63,337	4,667,423
Cooper Tire & Rubber Co.	124,100	2,360,382
Delta Dunia Makmur Tbk PT(a)	5,725,000	673,196
Federal - Mogul Corp.(a)	10,120	185,803
Ford Motor Co.(a)	907,772	11,410,694
Gafisa S.A. - ADR	113,100	1,553,994
The Goodyear Tire & Rubber Co.(a)	966,423	12,215,587
Huiyin Household Appliances Holdings Co., Ltd.(a)	1,047,700	335,998
Hyatt Hotels Corp.(a)	44,800	1,745,408
Intercontinental Hotels Group PLC	48,401	757,987
Jardine Strategic Holdings, Ltd.	105,255	2,025,106
JOS A Bank Clothiers, Inc.(a)	80,400	4,393,860
Kraft Foods, Inc.	146,100	4,418,064
Lear Corp.(a)	24,400	1,936,140
Little Sheep Group, Ltd.(b)	257,000	143,656
New World Department Store China, Ltd.	440,100	423,988
Owens-Illinois, Inc.(a)	257,364	9,146,717
PCD Stores, Ltd.(a) (b)	3,244,200	1,073,844
Ports Design, Ltd.	663,500	1,683,479
QuinStreet, Inc.(a)	162,500	2,764,125
Regal Hotels International Holdings, Ltd.	1,216,760	485,811
Starwood Hotels & Resorts Worldwide, Inc.	133,200	6,212,448
Tenneco, Inc.(a)	629,270	14,882,236
Tiger Airways Holdings, Ltd.(a) (b)	854,400	1,087,124
TJX Cos, Inc.	89,000	3,784,280
TRW Automotive Holdings Corp.(a)	153,500	4,387,030
Wal-Mart Stores, Inc.	55,200	3,069,120
The Walt Disney Co.	68,400	2,387,844

		115,319,445
Energy 24.26%
Coal 2.13%
Alpha Natural Resources, Inc.(a)	132,900	6,630,381
Arch Coal, Inc.	68,600	1,567,510
Massey Energy Co.	40,000	2,091,600
Walter Energy, Inc.	63,500	5,859,145

		16,148,636

2010 Annual Report

8	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Shares	Value
Exploration & Production 12.54%
Anadarko Petroleum Corp.	145,311	$10,583,000
Cabot Oil & Gas Corp.	44,100	1,622,880
Canadian Natural Resources, Ltd.	42,700	3,161,508
EDP - Energias do Brasil S.A.(b)	65,400	1,255,153
EOG Resources, Inc.	39,800	3,699,012
Exxon Mobil Corp.	34,100	2,284,018
Halliburton Co.	229,700	6,920,861
InterOil Corp.(a)	221,925	14,380,740
Newfield Exploration Co.(a)	65,800	3,424,890
Noble Energy, Inc.	114,647	8,369,231
Occidental Petroleum Corp.	154,200	13,036,068
OGX Petroleo e Gas Participacoes S.A.	619,300	5,794,783
PetroHawk Energy Corp.(a)	195,100	3,956,628
Petroleo Brasileiro S.A. - Sponsored ADR	138,517	5,483,888
Plains Exploration & Production Co.(a)	163,312	4,897,727
Southwestern Energy Co.(a)	59,143	2,408,303
Swift Energy Co.(a)	81,900	2,517,606
Ultra Petroleum Corp.(a)	31,500	1,468,845

		95,265,141

Oil Services and Drillers 9.57%
Baker Hughes, Inc.	94,000	4,402,960
Cabot Corp.	39,100	1,188,640
Calfrac Well Services, Ltd.	81,600	1,703,264
Cameron International Corp.(a)	177,700	7,616,222
ENSCO International, Inc. - ADR	88,000	3,940,640
National Oilwell Varco, Inc.	158,287	6,423,287
Noble Corp.(a)	108,200	4,524,924
Oceaneering International, Inc.(a)	77,902	4,945,998
Suncor Energy, Inc.	226,209	7,360,841
Superior Well Services, Inc.(a)	203,161	2,718,294
Transocean, Inc.(a)	255,299	22,052,728
Trican Well Service, Ltd.	106,300	1,375,259
Weatherford International, Ltd.(a)	281,500	4,464,590

		72,717,647

Tankers 0.02%
Golar LNG, Ltd.(a)	10,526	123,154

TOTAL ENERGY		184,254,578

www.cloughglobal.com

STATEMENT OF INVESTMENTS (CONTINUED)	9
March 31, 2010

	Shares	Value
Finance 17.31%
Banks 13.95%
AES Tiete S.A.	98,305	$1,073,514
Banco Bradesco S.A. - ADR	174,759	3,220,808
Banco Santander Brasil S.A. - ADR	246,400	3,062,752
Bangkok Bank PLC	171,800	698,676
Bank Mandiri Tbk PT	12,818,000	7,536,271
Bank of America Corp.	984,200	17,567,970
Bank of China, Ltd.	5,760,000	3,071,308
BlackRock Kelso Capital Corp.	651,400	6,487,944
BOC Hong Kong Holdings, Ltd.	2,986,500	7,123,673
China Construction Bank Corp.	1,510,000	1,236,900
CIT Group, Inc.(a)	125,100	4,873,896
Cyrela Brazil Realty S.A.	136,600	1,600,010
The Dai-ichi Life Insurance Co., Ltd.(a)(g)	927	1,388,170
Indochina Capital Vietnam Holdings, Ltd.(a)(b)	85,584	284,567
Inpar S.A.(a)	633,500	1,139,933
Itau Unibanco Holding S.A. - ADR	327,780	7,207,882
Kasikornbank PLC	561,100	1,674,537
Knight Capital Group, Inc.(a)	473,942	7,227,616
Mizuho Financial Group, Inc.	1,509,000	2,986,041
New York Community Bancorp, Inc.	93,000	1,538,220
PDG Realty S.A. Empreendimentos e Participacoes	508,800	4,257,286
PennantPark Investment Corp.	707,590	7,330,632
Regions Financial Corp.	373,700	2,933,545
State Street Corp.	231,868	10,466,522

		105,988,673

Non-Bank 3.36%
Apollo Investment Corp.	1,063,800	13,542,174
Ares Capital Corp.	638,369	9,473,396
Maiden Holdings, Ltd.(b)	100,900	745,651
Solar Capital, Ltd.(a)	81,400	1,720,796

		25,482,017

TOTAL FINANCE		131,470,690

Gold/Metals 1.69%
Anglo American PLC - ADR(a)	33,480	724,507
Anglo Platinum, Ltd.(a)	53,204	5,405,315
China Molybdenum Co., Ltd.	1,030,000	862,285
Kinross Gold Corp.	68,900	1,177,501
Lonmin PLC(a)	151,300	4,679,192

		12,848,800

2010 Annual Report

10	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Shares	Value
Health Care 0.32%
BioMarin Pharmaceutical, Inc.(a)	73,927	$1,727,674
BioSphere Medical, Inc.(a)	109,500	290,175
Molecular Insight Pharmaceuticals, Inc.(a)	334,900	438,719

		2,456,568

Industrial 12.31%
Aegean Marine Petroleum Network, Inc.	246,400	6,992,832
AMR Corp.(a)	630,200	5,741,122
Avis Budget Group, Inc.(a)	542,248	6,235,852
Bakrie Sumatera Plantations Tbk PT	6,981,600	379,789
BE Aerospace, Inc.(a)	398,262	12,127,078
BorgWarner, Inc.(a)	172,500	6,586,050
Bumi Resources Tbk PT	4,436,000	1,096,874
Chicago Bridge & Iron Co.(a)	430,062	10,003,242
China South City Holdings, Ltd.(a)(b)	5,134,000	905,893
Crown Holdings, Inc.(a)	258,900	6,979,944
FANUC, Ltd.	32,500	3,448,497
Flowserve Corp.	11,000	1,212,970
Foster Wheeler, Ltd.(a)	189,800	5,151,172
Fosun International, Ltd.	36,500	29,193
General Cable Corp.(a)	324,000	8,748,000
JSR Corp.	61,500	1,284,731
Kingboard Chemical Holdings, Ltd.	168,759	768,346
Landstar System, Inc.	30,700	1,288,786
McDermott International, Inc.(a)	72,542	1,952,831
Metabolix, Inc.(a)	127,200	1,549,296
Mitsubishi Electric Corp.	195,000	1,791,689
Mitsui & Co., Ltd.	75,200	1,263,656
SMC Corp.	16,900	2,293,946
Terex Corp.(a)	72,564	1,647,928
TransDigm Group, Inc.	76,071	4,034,806

		93,514,523

Insurance 9.69%
Aflac, Inc.	124,600	6,764,534
Arch Capital Group, Ltd.(a)	21,400	1,631,750
China Pacific Insurance Group Co., Ltd.(a)(b)	420,000	1,860,837
Everest Re Group, Ltd.	38,700	3,131,991
Genworth Financial, Inc.(a)	443,018	8,124,950
The Hartford Financial Services Group, Inc.	212,100	6,027,882
Korea Life Insurance Co., Ltd.	231,905	1,795,473
Lincoln National Corp.	369,409	11,340,856
Loews Corp.	315,400	11,758,112

www.cloughglobal.com

STATEMENT OF INVESTMENTS (CONTINUED)	11
March 31, 2010

	Shares	Value
Insurance (continued)
MBIA, Inc.(a)	36,496	$228,830
Montpelier Re Holdings, Ltd.	136,442	2,293,590
Primerica, Inc.	8,431	126,465
RenaissanceRe Holdings, Ltd.	58,900	3,343,164
Torchmark Corp.	93,604	5,008,750
XL Capital, Ltd.	538,200	10,171,980

		73,609,164

Metals & Mining 0.48%
Gerdau S.A. - ADR	221,911	3,617,149

Real Estate 0.56%
Cheung Kong Holdings, Ltd.	274,000	3,528,995
Mingfa Group International Co., Ltd.(a)(b)	2,468,300	737,542

		4,266,537

Real Estate Investment Trusts (REITs) 9.11%
Annaly Capital Management, Inc.	1,232,000	21,165,760
Anworth Mortgage Asset Corp.	949,469	6,399,421
Apollo Commercial Real Estate Finance, Inc.	217,600	3,918,976
Capstead Mortgage Corp.	335,379	4,011,133
Chimera Investment Corp.	402,004	1,563,796
Hatteras Financial Corp.	411,700	10,609,509
Hatteras Financial Corp.(b)	233,300	6,012,141
Host Hotels & Resorts, Inc.	462,365	6,773,647
Invesco Mortgage Capital, Inc.	153,300	3,525,900
MFA Financial, Inc.	704,423	5,184,553
Regal Real Estate Investment Trust	182,576	44,914

		69,209,750

Technology & Communications 18.66%
Arrow Electronics, Inc.(a)	208,200	6,273,066
Avnet, Inc.(a)	118,600	3,558,000
CA, Inc.	108,500	2,546,495
Centron Telecom International Holdings, Ltd.(a)	1,018,000	355,318
China Telecom Corp., Ltd.	3,206,000	1,581,476
Chunghwa Telecom Co., Ltd. - ADR	263,869	5,126,975
Cisco Systems, Inc.(a)	780,100	20,306,003
CommScope, Inc.(a)	82,000	2,297,640
Dell, Inc.(a)	150,000	2,251,500
Elpida Memory, Inc.(a)	55,900	1,100,780
Equinix, Inc.(a)	12,100	1,177,814
Google, Inc. - Class A(a)	15,100	8,561,851

2010 Annual Report

12	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Shares	Value
Technology & Communications (continued)
Hitachi, Ltd.(a)	306,000	$1,142,304
Honeywell International, Inc.	277,600	12,566,952
Intel Corp.	458,100	10,197,306
Microsoft Corp.	671,811	19,663,908
Nan Ya Printed Circuit Board Corp.	450,194	1,786,148
Net Servicos de Comunicacao S.A. - ADR(a)	388,515	5,031,269
NII Holdings, Inc.(a)	73,100	3,045,346
Qualcomm, Inc.	156,700	6,579,833
Samsung Electronics Co., Ltd.	4,248	3,071,160
Seagate Technology(a)	330,041	6,026,549
Time Warner, Inc.	114,000	3,564,780
Verizon Communications, Inc.	381,200	11,824,824
Western Digital Corp.(a)	45,200	1,762,348
Zhuzhou CSR Times Electric Co., Ltd.	174,000	329,881

		141,729,526

Transportation 4.10%
Bombardier, Inc.	772,700	4,739,744
Gol Linhas Aereas Inteligentes S.A. - ADR	547,544	6,784,070
Localiza Rent A Car S.A.	249,500	2,623,584
Rheinmetall AG	17,500	1,246,826
Santos Brasil Participacoes S.A.	260,400	2,562,488
TAM S.A. - ADR	128,467	2,178,800
UAL Corp.(a)	462,100	9,034,055
US Airways Group, Inc.(a)	264,993	1,947,698

		31,117,265

Utilities 1.40%
Calpine Corp.(a)	778,688	9,258,600
DPL, Inc.	52,000	1,413,880

		10,672,480

TOTAL COMMON STOCKS
(Cost $735,059,540)		874,086,475

EXCHANGE TRADED FUNDS 5.09%
iShares iBoxx $ High Yield Corporate Bond Fund	76,141	6,728,580
SPDR Gold Shares(a)	155,300	16,919,935

TOTAL EXCHANGE TRADED FUNDS
(Cost $18,482,595)		23,648,515

www.cloughglobal.com

STATEMENT OF INVESTMENTS (CONTINUED)	13
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS 22.27%
ACE INA Holdings, Inc.
02/15/2017	5.700%	$700,000	$756,844
Adaro Indonesia PT
10/22/2019(c)	7.625%	1,800,000	1,878,840
Alliant Techsystems, Inc.
04/01/2016	6.750%	2,725,000	2,752,250
Anadarko Petroleum Corp.
09/15/2016	5.950%	2,154,000	2,348,616
Analog Devices, Inc.
07/01/2014	5.000%	1,300,000	1,374,248
Aon Corp.
12/14/2012	7.325%	1,500,000	1,679,392
Arrow Electronics, Inc.
04/01/2020	6.000%	1,200,000	1,213,003
ArvinMeritor, Inc.
03/15/2018	10.625%	1,805,000	1,877,200
AT&T, Inc.
02/15/2019	5.800%	2,100,000	2,248,695
Ball Corp.
09/01/2016	7.125%	200,000	213,500
03/15/2018	6.625%	2,750,000	2,825,625
09/01/2019	7.375%	300,000	317,625
Bank of America Corp.
05/15/2014	7.375%	2,485,000	2,796,987
12/01/2017	5.750%	1,000,000	1,026,646
BE Aerospace, Inc.
07/01/2018	8.500%	2,100,000	2,247,000
BorgWarner, Inc.
10/01/2019	8.000%	1,550,000	1,674,515
Burlington Northern Santa Fe Corp.
05/01/2017	5.650%	2,900,000	3,111,219
The Chubb Corp.
05/15/2018	5.750%	1,000,000	1,082,949
CITIC Resources Holdings, Ltd.
05/15/2014(c)	6.750%	1,900,000	1,947,500
Computer Sciences Corp.
03/15/2018(b)	6.500%	1,800,000	1,995,878
The Connecticut Light & Power Co.
Series 09-A, 02/01/2019	5.500%	1,600,000	1,690,486
Constellation Brands, Inc.
09/01/2016	7.250%	3,050,000	3,149,125
Corning, Inc.
06/15/2015	6.050%	1,600,000	1,608,730

2010 Annual Report

14	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Crown Americas LLC/Crown Americas Capital Corp.II
05/15/2017(b)	7.625%	$3,050,000	$3,194,875
CSX Corp.
03/15/2018	6.250%	1,000,000	1,082,219
Devon Financing Corp., ULC
09/30/2011	6.875%	2,400,000	2,590,553
Eaton Vance Corp.
10/02/2017	6.500%	3,285,000	3,541,913
Enbridge Energy Partners LP
03/01/2019	9.875%	1,550,000	2,017,322
Evergrande Real Estate Group, Ltd.
01/27/2015(b)	13.000%	1,650,000	1,699,500
Florida Power Corp.
06/15/2018	5.650%	1,350,000	1,464,145
Ford Motor Credit Co., LLC
10/01/2014	8.700%	3,775,000	4,097,079
Forest Oil Corp.
02/15/2014	8.500%	500,000	530,000
06/15/2019	7.250%	2,400,000	2,424,000
General Cable Corp.
04/01/2017	7.125%	2,900,000	2,889,125
General Mills, Inc.
02/15/2017	5.700%	1,000,000	1,085,704
02/15/2019	5.650%	2,000,000	2,148,994
Gol Finance
04/03/2017	7.500%	275,000	273,625
The Goldman Sachs Group, Inc.
01/15/2016	5.350%	2,575,000	2,714,864
Goodrich Corp.
03/01/2019(b)	6.125%	1,650,000	1,796,195
The Goodyear Tire & Rubber Co.
05/15/2016	10.500%	2,850,000	3,092,250
Hanesbrands, Inc.
12/15/2016	8.000%	1,875,000	1,950,000
Hasbro, Inc.
05/15/2014	6.125%	1,400,000	1,537,466
03/15/2040	6.350%	325,000	322,181
Hewlett-Packard Co.
03/01/2014	6.125%	1,400,000	1,578,004
03/01/2018	5.500%	1,000,00	1,088,445
International Business Machines Corp.
09/14/2017	5.700%	1,000,000	1,109,512

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STATEMENT OF INVESTMENTS (CONTINUED)	15
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Iron Mountain, Inc.
01/01/2016	6.625%	$2,550,000	$2,543,625
Johnson Controls, Inc.
01/15/2016	5.500%	2,950,000	3,161,143
JPMorgan Chase & Co.
04/23/2019	6.300%	2,775,000	3,067,713
Lear Corp.
03/15/2018	7.875%	2,150,000	2,184,937
Montpelier Re Holdings, Ltd.
08/15/2013	6.125%	1,100,000	1,135,846
Morgan Stanley
10/15/2015	5.375%	2,930,000	3,046,072
Nabors Industries, Inc.
01/15/2019	9.250%	2,450,000	3,052,320
National Oilwell Varco, Inc. Series B,
08/15/2015	6.125%	2,600,000	2,623,091
Newfield Exploration Co.
09/01/2014	6.625%	1,090,000	1,125,425
05/15/2018	7.125%	1,900,000	1,938,000
Oracle Corp.
04/15/2018	5.750%	1,575,000	1,730,275
Petrohawk Energy Corp.
06/01/2015	7.875%	3,025,000	3,096,844
Pioneer Natural Resources Co.
03/15/2017	6.650%	2,725,000	2,738,025
Precision Castparts Corp.
12/15/2013	5.600%	1,700,000	1,804,390
The President and Fellows of Harvard College
10/01/2037	6.300%	2,000,000	2,092,760
Prime Dig Pte, Ltd.
11/03/2014(c)	11.750%	1,320,000	1,435,500
Progress Energy
01/15/2019	5.300%	2,000,000	2,107,680
Provident Cos, Inc.
07/15/2018	7.000%	1,900,000	1,940,565
Range Resources Corp.
05/15/2019	8.000%	2,490,000	2,670,525
Raytheon Co.
12/15/2018	6.400%	965,000	1,093,083
Rearden G Holdings EINS GmbH
03/30/2020(b)	7.875%	1,875,000	1,907,812
Roche Holdings, Inc.
03/01/2019(b)	6.000%	2,630,000	2,911,552

2010 Annual Report

16	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Shimao Property Holdings, Ltd.
12/01/2016(c)	8.000%	$1,825,000	$1,743,521
Silgan Holdings, Inc.
08/15/2016	7.250%	2,625,000	2,736,563
South Carolina Electric & Gas Co.
11/01/2018	5.250%	1,300,000	1,363,185
Spirit Aerosystems, Inc.
10/01/2017(b)	7.500%	2,275,000	2,343,250
Star Energy Geothermal Wayang Windu, Ltd.
02/12/2015(b)	11.500%	1,875,000	1,992,188
Starwood Hotels & Resorts Worldwide, Inc.
05/15/2018	6.750%	3,325,000	3,349,937
TAM Capital 2, Inc.
01/29/2020(c)	9.500%	2,205,000	2,193,975
Torchmark Corp.
06/15/2016	6.375%	1,100,000	1,118,446
The Travelers Cos., Inc.
05/15/2018	5.800%	1,100,000	1,180,264
TRW Automotive, Inc.
03/15/2014(b)	7.000%	2,500,000	2,475,000
Tyco International Finance S.A.
01/15/2019	8.500%	1,925,000	2,391,179
United Technologies Corp.
02/01/2019	6.125%	2,100,000	2,366,106
Vendanta Resources PLC
07/18/2018(c)	9.500%	1,550,000	1,705,000
Verizon Wireless Capital LLC
02/01/2014(b)	5.550%	2,100,000	2,296,795
Wal-Mart Stores, Inc.
02/15/2018	5.800%	960,000	1,072,992
Weatherford International, Ltd.
03/01/2019	9.625%	2,660,000	3,371,207

TOTAL CORPORATE BONDS
(Cost $156,270,166)			169,151,635

ASSET/MORTGAGE BACKED SECURITIES 0.41%
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037(d)	21.271%	1,057,597	1,104,691
Series 2007-37, Class SB, 03/20/2037(d)	21.271%	293,208	297,561

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $1,260,409)			1,402,252

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STATEMENT OF INVESTMENTS (CONTINUED)	17
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 10.41%
U.S. Treasury Bonds
02/15/2014	4.000%	$13,000,000	$13,975,013
08/15/2016	4.875%	14,000,000	15,515,948
05/15/2017	4.500%	7,000,000	7,555,632
08/15/2017	4.750%	3,250,000	3,553,673
08/15/2018	4.000%	29,000,000	29,879,077
U.S. Treasury Notes
05/31/2012	4.750%	8,000,000	8,625,632

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $76,680,365)			79,104,975

	Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED OPTIONS 0.73%
Purchased Call Options 0.61%
Halliburton Co.	January, 2011	$30.00	1,500	562,500
Transocean, Ltd.	May, 2010	90.00	2,500	515,000
Transocean, Ltd.	January, 2011	60.00	500	1,356,250
Transocean, Ltd.	January, 2011	90.00	3,000	2,190,000

TOTAL PURCHASED CALL OPTIONS
(Cost $8,365,522)				4,623,750

Purchased Put Options 0.12%
S&P 500 Index	April, 2010	1,080.00	1,800	238,500
S&P 500 Index	April, 2010	1,100.00	1,347	228,990
S&P 500 Index	April, 2010	1,125.00	1,500	450,000

TOTAL PURCHASED PUT OPTIONS
(Cost $20,929,199)				917,490

TOTAL PURCHASED OPTIONS
(Cost $29,294,721)				5,541,240

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 12.66%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(e)	32,261,803	32,261,803

2010 Annual Report

18	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Principal Amount	Value
U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
6/10/2010, 0.104%(f)	$14,000,000	$13,996,402
9/23/2010, 0.169%(f)	30,000,000	29,968,650
12/16/2010, 0.246%(f)	20,000,000	19,962,580

TOTAL SHORT-TERM INVESTMENTS
(Cost $96,198,686)		96,189,435

Total Investments - 164.44%*
(Cost $1,113,246,482)		1,249,124,527

Liabilities in Excess of Other Assets - (64.44%)		(489,523,537)

NET ASSETS - 100.00%		$759,600,990

SCHEDULE OF OPTIONS WRITTEN

	Expiration Date	Exercise Price	Number of Contracts	Value
Halliburton Co.	January, 2011	$45.00	1,500	(45,750)
Transocean, Ltd.	May, 2010	100.00	2,500	(80,000)

TOTAL CALL OPTIONS WRITTEN
(Premiums received $1,948,313)				(125,750)

Put Options Written
S&P 500 Index	April, 2010	1,000.00	3,147	(133,748)
S&P 500 Index	April, 2010	1,050.00	1,500	(123,750)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $9,160,965)				(257,498)

TOTAL OPTIONS WRITTEN
(Premiums received $11,109,278)				$(383,248)

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value
Common Stocks
Antofagasta PLC	(63,700)	$(1,005,311)
AvalonBay Communities, Inc.	(9,749)	(841,826)
Berkshire Hathaway, Inc.	(107,500)	(8,736,525)
Boston Properties, Inc.	(35,700)	(2,693,208)
Caterpillar, Inc.	(66,200)	(4,160,670)

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STATEMENT OF INVESTMENTS (CONTINUED)	19
March 31, 2010

	Shares	Value
Common Stocks (continued)
Cie Generale d’Optique Essilor International S.A.	(24,700)	(1,576,986)
Encana Corp.	(24,300)	$(754,029)
Federal Realty Investment Trust	(23,300)	(1,696,473)
First Solar, Inc.	(20,400)	(2,502,060)
Genuine Parts Co.	(92,845)	(3,922,701)
Harley-Davidson, Inc.	(95,900)	(2,691,913)
ICICI Bank, Ltd. - ADR	(64,881)	(2,770,419)
IDEXX Laboratories, Inc.	(16,000)	(920,800)
Kohl’s Corp.	(22,500)	(1,232,550)
Macy’s, Inc.	(58,400)	(1,271,368)
Marathon Oil Corp.	(122,800)	(3,885,392)
Nabors Industries, Ltd.	(147,900)	(2,903,277)
Patterson-UTI Energy, Inc.	(225,900)	(3,155,823)
PetSmart, Inc.	(23,700)	(757,452)
Pitney Bowes, Inc.	(66,880)	(1,635,216)
POSCO - ADR	(15,200)	(1,778,552)
Quest Diagnostics, Inc.	(65,600)	(3,823,824)
Unit Corp.	(86,382)	(3,652,231)
Valero Energy Corp.	(193,800)	(3,817,860)
VCA Antech, Inc.	(13,000)	(364,390)
Vornado Realty Trust	(2,721)	(205,980)
WW Grainger, Inc.	(28,300)	(3,059,796)

		(65,816,632)

Exchange Traded Funds
Energy Select Sector SPDR Fund	(195,796)	(11,262,186)
iShares MSCI Mexico Investable Market Index Fund	(51,987)	(2,774,546)
iShares Russell 2000 Index Fund	(300,000)	(20,343,000)
United States Natural Gas Fund LP	(184,873)	(1,277,473)
United States Oil Fund LP	(89,000)	(3,586,700)
Vanguard REIT ETF	(272,273)	(13,292,368)

		(52,536,273)

TOTAL SECURITIES SOLD SHORT
(Proceeds $98,731,709)		$(118,352,905)

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German acronym on company names meaning Public Company

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

2010 Annual Report

20	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

Tbk - Terbuka (stock symbol in Indonesian)

ULC - Unlimited Liability Company

*	All securities are being held as collateral for borrowings (See note 6), written options and/or short sales as of March 31, 2010.
(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, these securities had a total value of $36,719,453 or 4.83% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2010, the aggregate market value of those securities was $10,904,336, representing 1.44% of net assets.
(d)	Floating or variable rate security - rate disclosed as of March 31, 2010. (e) Less than 0.0005% (f) Discount at purchase.
(g)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2010, these securities had a total value of $1,388,170 or 0.18% of net assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

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STATEMENT OF ASSETS & LIABILITIES	21
March 31, 2010

Assets:
Investments, at value (Cost - see below)	$1,249,124,527
Cash	2,300,831
Deposit with broker for securities sold short and written options	14,745,611
Dividends receivable	3,451,575
Interest receivable	3,467,954
Receivable for investments sold	43,260,774

Total Assets	1,316,351,272

Liabilities:
Foreign cash due to custodian (Cost $1,288,163)	1,262,693
Loan payable	388,900,000
Interest due on loan payable	30,057
Securities sold short (Proceeds $98,731,709)	118,352,905
Options written, at value (Premiums received $11,109,278)	383,248
Payable for investment purchased	46,164,332
Dividends payable - short sales	87,859
Interest payable - margin account	124,264
Accrued investment advisory fee	1,090,522
Accrued administration fee	348,967
Accrued trustees fee	5,435

Total Liabilities	556,750,282

Net Assets	$759,600,990

Cost of Investments	$1,113,246,482

Composition Of Net Assets:
Paid-in capital	$879,576,645
Overdistributed net investment income	(1,532,363)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(245,548,444)
Net unrealized appreciation in value of investments, securities sold short and translation of assets and liabilities denominated inforeign currency	127,105,152

Net Assets	$759,600,990

Shares of common stock outstanding of no par value,unlimited shares authorized	51,736,859

Net assets value per share	$14.68

See Notes to Financial Statements

2010 Annual Report

22	STATEMENT OF OPERATIONS
For the Year Ended March 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $390,516)	$21,914,981
Interest on investment securities (Net of foreign withholding taxes of $4,152)	13,630,737
Hypothecated securities income (See Note 6)	241,875

Total Income	35,787,593

Expenses:
Investment advisory fee	12,562,649
Administration fee	4,020,048
Interest on loan	5,597,569
Interest expense - margin account	1,215,312
Trustees fee	140,368
Dividend expense - short sales	2,883,439
Other expenses	689,249

Total Expenses	27,108,634

Net Investment Income	8,678,959

Net Realized Gain/(Loss) On:
Investment securities	(50,138,051)
Securities sold short	(45,685,772)
Written options	43,669,348
Foreign currency transactions	(405,192)
Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	256,578,865

Net gain on investments, options, securities sold short and foreign currency transactions	204,019,198

Net Increase in Net Assets Attributable to Common Shares from Operations	$212,698,157

See Notes to Financial Statements

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STATEMENTS OF CHANGES IN NET ASSETS	23
March 31, 2010

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Common Shareholder Operations:
Net investment income	$8,678,959	$6,308,895
Net realized gain/(loss) from:
Investment securities	(50,138,051)	(339,643,391)
Securities sold short	(45,685,772)	125,935,683
Written options	43,669,348	32,090,718
Foreign currency transactions	(405,192)	(682,314)
Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	256,578,865	(138,820,830)
Distributions to Preferred Shareholders from:
Net investment income	—	(1,827,293)

Net Increase/(Decrease) in Net Assets Attributableto Common Shares
From Operations	212,698,157	(316,638,532)

Distributions To Common Shareholders:
Net investment income	(15,069,409)	(3,135,215)
Net realized gains on investments	—	(1,447,297)
Tax return of capital	(35,632,712)	(65,779,620)

Net Decrease in Net Assets from Distributions	(50,702,121)	(70,362,132)

Capital Share Transactions:
Cost from issuance of preferred shares	—	(2,500)
Net Decrease in Net Assets From Share Transactions	—	(2,500)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	161,996,036	(387,003,164)

Net Assets Attribuable To Common Shares:
Beginning of period	597,604,954	984,608,118

End of period*	$759,600,990	$597,604,954

* Includes overdistributed net investment income of:	$(1,532,363)	$—

See Notes to Financial Statements

2010 Annual Report

24	STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2010

Cash Flows From Operating Activities:
Net increase in net assets from operations	$212,698,157
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,287,419,904)
Proceeds from disposition of investment securities	1,185,945,970
Cover securities sold short transactions	622,105,239
Proceeds from securities sold short transactions	(645,875,807)
Written options transactions	44,145,936
Proceeds from written options transactions	(1,223,817)
Purchased options transactions	(112,883,280)
Proceeds from purchased options transactions	9,448,257
Purchased options exercised	5,007,512
Net purchases of short-term investment securities	(75,468,004)
Net realized loss from investment securities	50,138,051
Net realized loss on securities sold short	45,685,772
Net realized gain on written options	(43,669,348)
Net change in unrealized appreciation on investment securities	(256,578,865)
Premium amortization	982,280
Discount accretion	(591,423)
Decrease in deposits with brokers for securities sold short and written options	116,638,758
Increase in dividends receivable	(1,655,887)
Increase in interest receivable	(1,329,870)
Increase in receivable for investments sold	(9,277,347)
Decrease in interest due on loan payable	(542)
Increase in payable for investments purchased	44,010,544
Decrease in dividends payable -short sales	(202,450)
Increase in interest payable -margin account	89,859
Increase in accrued investment advisory fee	302,962
Increase in accrued administration fee	96,948
Increase in accrued trustees fee	411
Decrease in other payables	(275)

Net cash provided by operating activities	(98,880,163)

Cash Flows From Financing Activities:
Proceeds from bank borrowing	149,400,000
Cash distributions paid	(50,702,121)

Net cash used in financing activities	98,697,879

Net decrease in cash	(182,284)

Cash, beginning balance	$1,220,422
Cash and foreign currency, ending balance	$1,038,138

Supplemental Disclosure Of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$5,598,111

See Notes to Financial Statements

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INTENTIONALLY LEFT BLANK

26	FINANCIAL HIGHLIGHTS

Per Common Share Operating Performance
Net asset value - beginning of period
Income from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments
Distributions to preferred shareholders from:
Net investment income
Total from Investment Operations

Distributions to Common Shareholders from:
Net investment income
Net realized gain
Tax return of capital
Total Distributions to Common Shareholders

Capital Share Transactions:
Common share offering costs charged to paid-in capital
Preferred offering costs
Total Capital Share Transactions
Net asset value - end of period
Market price - end of period

Total Investment Return - Net Asset Value(2)
Total Investment Return - Market Price(2)

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)
Ratios to average net assets attributable to common shareholders:
Total expenses(3)
Total expenses excluding interest expense and dividends on short sales expense(3)
Net investment income(3)
Preferred share dividends
Portfolio turnover rate

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)
Total shares outstanding (000)
Asset coverage per share(6)
Liquidation preference per share
Average market value per share(7)

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

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FINANCIAL HIGHLIGHTS	27

For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Period April 2006 (inception) to March 31, 2007

$11.55	$19.03	$19.17	$19.10

0.17 *	0.12 *	0.35 *	0.90
3.94	(6.20)	1.50	0.40
—	(0.04)	(0.46)	(0.20)

4.11	(6.12)	1.39	1.10

(0.29)	(0.06)	(1.46)	(0.90)
—	(0.03)	(0.07)	—
(0.69)	(1.27)	—	—

(0.98)	(1.36)	(1.53)	(0.90)

—	—	—	(0.04)
—	— (1)	—	(0.09)

—	—	—	(0.13)

$14.68	$11.55	$19.03	$19.17

$13.04	$9.20	$16.32	$17.44

37.93%	(32.68%)	8.06%	5.45%
53.82%	(37.48%)	1.86%	(8.38)%

759,601	597,605	984,608	991,948

3.72%	3.84%	2.52%	2.12	%(4)

2.39%	2.38%	2.29%	1.90	%(4)
1.19%	0.80%	1.76%	1.75	%(4)
N/A	0.23%	2.34%	1.13	%(4)
115%	224%	171%	246%

N/A	— (5)	$450,380	$450,450
N/A	— (5)	18	18
N/A	— (5)	$79,722	$80,133
N/A	— (5)	$25,000	$25,000
N/A	— (5)	$25,000	$25,000

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Annualized.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 23, 2008.
(6)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(7)	Based on monthly prices

See Notes to Financial Statements

2010 Annual Report

28	NOTES TO FINANCIAL STATEMENTS
March 31, 2010

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed–end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non–diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over–the–counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over–the–counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short–term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional–size trading units of securities. Short–term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over–the–counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange–traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	29
March 31, 2010

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2010.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2010, securities which have been fair valued represented 0.18% of the Fund’s net assets.

A three–tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments

Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

2010 Annual Report

30	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$872,698,305	$1,388,170	$—	$874,086,475
Exchange Traded Funds	23,648,515	—	—	23,648,515
Corporate Bonds	—	169,151,635	—	169,151,635
Asset/Mortgage Backed Securities	—	1,402,252	—	1,402,252
Government & Agency Obligations	79,104,975	—	—	79,104,975
Purchased Options	5,541,240	—	—	5,541,240
Short-Term Investments	96,189,435	—	—	96,189,435

TOTAL	$1,077,182,470	$171,942,057	$—	$1,249,124,527

Other Financial Instruments
Options Written	$(383,248)	$—	$—	$(383,248)
Securities Sold Short	(118,352,905)	—	—	(118,352,905)

TOTAL	$(118,736,153)	$—	$—	$(118,736,153)

*	For detailed Industry descriptions, see the accompanying Statement of Investments.

All securities of the Fund were valued using either Level 1 or Level 2 inputs during the period ended March 31, 2010. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non–income producing securities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	31
March 31, 2010

Written option activity for the year ended March 31, 2010 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2009	500	$378,998
Positions opened	6,500	3,052,458
Exercised	—	—
Expired	(2,500)	(1,104,146)
Closed	(500)	(378,997)

Outstanding, March 31, 2010	4,000	$1,948,313

Market Value, March 31, 2010		$125,750

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2009	4,150	$11,382,999
Positions opened	29,508	41,093,475
Exercised	—	—
Expired	(26,660)	(42,565,201)
Closed	(2,351)	(750,308)

Outstanding, March 31, 2010	4,647	$9,160,965

Market Value, March 31, 2010		$257,498

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker–dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The Fund may write or purchase option contracts to adjust risk and return of their overall investment positions. The following tables disclose the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivatives instruments on the Balance Sheet as of March 31, 2010:

	Asset Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Contracts	Fair Value
Equity Contracts	Investments, at value	12,147	$5,541,240

TOTAL			$5,541,240

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Contracts	Fair Value
Equity Contracts	Options written, at value	8,647	$383,248

TOTAL			$383,248

The number of options contracts held at March 31, 2010 is representative of options contracts activity during the year ended March 31, 2010.

2010 Annual Report

32	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

The effect of derivatives instruments on the Statement of Operations for the year ended March 31, 2010:

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/ (Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Equity Contracts	Net realized gain/(loss) on Investment securities and Written options/Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	$(42,164,172)	$(9,680,103)

TOTAL		$(42,164,172)	$(9,680,103)

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex–dividend date. The Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount. At this time, the Fund has not implemented a managed distribution plan as permitted under the exemption.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex–dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex–dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	33
March 31, 2010

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Credit Risk: Credit risk is the risk that a fixed-income security’s issuer will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/ or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. The Fund may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Credit risk also relates to the risk that a counterparty will be unable or unwilling to meet commitments it has entered into with the Fund (sometimes described as counterparty risk). All securities transactions are cleared through and held in custody by the Fund’s prime brokers, which results in concentration of counterparty risk. The Fund is subject to such risk to the extent that these institutions may be unable to fulfill their obligations either to return the Fund’s securities or repay amounts owed. This risk, however, is mitigated by the prime broker’s rules and regulations governing their business activities, including maintenance of net capital requirements and segregation of customers’ funds and securities from holdings of the firm.

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$15,069,409	$4,962,508
Long-Term Capital Gain	—	1,447,297
Return of Capital	35,632,712	65,779,620

TOTAL	$50,702,121	$72,189,425

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2010, certain differences were reclassified. The Fund decreased accumulated net investment loss by $4,858,087, increased accumulated net realized loss by $4,857,923 and decreased paid in capital by $164. These differences were primarily due to the differing tax treatment of certain investments.

At March 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $68,311,011 and $148,060,315, expiring March 31, 2017 and March 31, 2018, respectively.

2010 Annual Report

34	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated net realized loss	(242,239,037)
Unrealized appreciation	111,532,475
Other cumulative effect of timing differences	10,730,907

TOTAL	$(119,975,655)

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2010, were as follows:

Gross appreciation (excess of value over tax cost)	$173,224,604
Gross depreciation (excess of tax cost over value)	(52,680,451)
Net unrealized depreciation (excess of tax cost over value) of foreign currency and derivatives	(9,011,678)

Net unrealized appreciation	$111,532,475

Cost of investments for income tax purposes	$1,128,819,159

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended March 31, 2010, the Fund elected to defer capital losses occurring between November 1, 2009 and March 31, 2010 in the amount of $25,867,711 and currency losses of $377,335.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on March 31, 2010, ALPS Fund Services, Inc. (“ALPS”) owned 5,806 shares.

Transactions in common shares were as follows:

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Common shares outstanding - beginning of period	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	—	—

Common shares outstanding - end of period	51,736,859	51,736,859

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 23, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008. See Note 6 – Leverage, for further information on the borrowing facility used by the Fund during the year ended, and as of, March 31, 2010.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	35
March 31, 2010

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2010 aggregated $1,287,249,244 and 1,185,945,970, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2010 aggregated $74,422,324 and $95,686,916, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Fund as defined in the 1940 Act.

6. LEVERAGE

In January 2009, the Fund entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to an initial limit of $239,500,000 (the “Initial Limit”). During the year ended March 31, 2010, the Fund and BNP amended the Agreement to increase the borrowing limit on several occasions, subject to the applicable asset coverage requirements of Section 18 of the 1940 Act. In April, June and September of 2009 the Fund borrowed additional amounts of $69,000,000, $49,100,000, and $31,300,000, respectively. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at the three month LIBOR (London Inter–bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also pays a one time Arrangement fee of 0.25% on (i) the Initial Limit, and (ii) the increased borrowing amount in excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. The Arrangement fee paid for the year ended March 31, 2010 totaled $672,875 and is included in Other expenses in the Statement of Operations. For the year ended March 31, 2010, the average amount borrowed under the agreement and the average interest rate for the amount borrowed were $363,011,507 and 1.55%, respectively. As of March 31, 2010, the amount of such outstanding borrowings is $388,900,000. The interest rate applicable to the borrowings on March 31, 2010 was 1.39%.

In addition, BNP has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re–pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities upon demand and without condition and BNP is obligated to return such security or equivalent security to the Fund the lesser

2010 Annual Report

36	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

of five days or the standard market settlement time in the principal market in which the Hypothecated Securities are traded after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy–in costs that the executing broker may impose with respect to the failure to deliver. If Hypothecated Securities are not returned by BNP to the Fund by the deadline to exercise a corporate action (conversion, sub-division, consolidation, etc.) with respect to such Hypothecated Securities, the Fund can request, and BNP shall, to the extent commercially reasonable under the circumstances, return equivalent securities in such form that will arise if the right had been exercised. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then–current fair market value of such Hypothecated Securities against any amounts owed to BNP under the Agreement. The Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. As of March 31, 2010, the value of securities on loan was $ 273,812,846.

The Board of Trustees has approved The Agreement. No violations of the Agreement have occurred during the fiscal year ended March 31, 2010.

The Fund receives income from BNP based on the value of the hypothicated securities. This income is recorded as Hypothecated Securities Income on the Statement of Operations. The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the AMPS were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the AMPS now redeemed).

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each board meeting attended.

8. SUBSEQUENT EVENTS

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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DIVIDEND REINVESTMENT PLAN	37
March 31, 2010 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in

2010 Annual Report

38	DIVIDEND REINVESTMENT PLAN (CONTINUED)
March 31, 2010 (Unaudited)

Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433–8191.

www.cloughglobal.com

ADDITIONAL INFORMATION	39
March 31, 2010 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2010 (Unaudited)

Fund Policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, 2009, are available without charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2010 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

March 31, 2010 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2010 (Unaudited)

The Fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2010:

Corporate Dividends Received Deduction	45.43%

Qualified Dividend Income	53.42%

2010 Annual Report

40	TRUSTEES & OFFICERS
March 31, 2010 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1–877–256–8445.

NON-INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During the Past Five Years

Andrew C. Boynton Age, 54 Carroll School of Management Boston College Fulton Hall 510 140 Comm.Ave. Chestnut Hill, MA 02467 Trustee	Trustee	Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland.	3	Mr. Boynton is also Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.

Robert L. Butler Age, 69 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee Chairman	Since Inception Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	Mr. Butler is also Trustee and Chair- man of the Clough Global Allocation Fund and Clough Global Equity Fund.

www.cloughglobal.com

TRUSTEES & OFFICERS (CONTINUED)	41
March 31, 2010 (Unaudited)

NON-INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During the Past Five Years

Adam D. Crescenzi Age, 67 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee	Since Inception	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non- profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	Mr. Crescenzi is also Trustee and Chairman of the Nominating Committee of the Clough Global Allocation Fund and Clough Global Equity Fund.

John F. Mee Age, 66 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee	Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. Mr. Mee is current- ly a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The Col- lege of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	Mr. Mee is also Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.

(1)

The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust

2010 Annual Report

42	TRUSTEES & OFFICERS (CONTINUED)
March 31, 2010 (Unaudited)

NON-INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During the Past Five Years

Richard C. Rantzow Age, 71 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee Vice Chairman	Since Inception Since July 12, 2006	Mr. Rantzow has over 30 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is also a Trustee and Chairman of the Audit Commit- tee of the Clough Global Allocation Fund, Clough Global Equity Fund and Liberty All- Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All- Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.

Jerry G. Rutledge Age, 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee	Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank until 2009	4	Mr. Rutledge is also a Trustee of the Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investor Trust.

www.cloughglobal.com

TRUSTEES & OFFICERS (CONTINUED)	43
March 31, 2010 (Unaudited)

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During the Past Five Years

Edmund J. Burke Age, 49 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President Trustee	Since Inception Since July 12, 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	3	Mr. Burke is also a Trustee and Principal Executive Officer/President of the Clough Global Allocation Fund and Clough Global Equity Fund. Mr. Burke is also Trustee, Chairmain and President of Financial Investors Trust, Trustee and Vice President of the Liberty All- Star Equity Fund and Director and Vice-President of the Liberty All-Star Growth Fund, Inc.

James E. Canty Age, 48 One Post Office Square 40th Floor Boston, MA 02109	Trustee	Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Because of his affilia- tion with Clough, Mr. Canty is considered an “interested” Trustee of the Fund. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd.	3	Mr. Canty is also a Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.

(1)

The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund,Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledgeconsists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fundand the Clough China Fund, a series of the Financial Investors Trust

2010 Annual Report

44	TRUSTEES & OFFICERS (CONTINUED)
March 31, 2010 (Unaudited)

OFFICERS

Name, Age and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Jeremy O. May Age, 40 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer	Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.

Erin E. Douglas Age, 33 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary	Since Inception

Ms. Douglas is Vice-President and Senior Associate Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Fund as defined under the 1940 Act. Ms Douglas is also Secretary of the Clough Global Al- location Fund, Clough Global Equity Fund, Caldwell & Orkin Funds, Inc. and was formerly Secretary of Financial Investors Trust, from 2004 to 2007.

Michael T. Akins Age, 33 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer	Since September 20, 2006

Mr. Akins is Vice-President and Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compli- ance Officer for UMB Financial Corporation from 2003 to 2006. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compli- ance Officer of the Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust and Reaves Utility Income Fund.

Dawn Cotten Age, 32 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer	Since March 8, 2010

Ms. Cotten joined ALPS in June 2009 as a Fund Controller. Prior to joining ALPS, Ms. Cotten served as Assistant Vice President of Fund Accounting for Madison Capital Manage- ment from February 2009 to June 2009. Prior to this, Ms. Cotten served as Financial Reporting Manager for Janus Capital Group. Ms. Cotten is deemed an affiliate of the Fund as defined under the 1940 Act.

Monette R. Nickels Age 38 1290 Broadway Ste. 1100 Denver, CO 80203	Tax Officer	Since March 10, 2010

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Ms. Nickels is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Reaves Utility Income Fund.

www.cloughglobal.com

ALPS FUND SERVICES

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2010 and 2009 were $28,333 and $28,333, respectively.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2010 and $0 in 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,760 in 2010 and $4,165 in 2009.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2010 and $0 in 2009. These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2010 and $0 for 2009.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under

Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2010

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

(a)(2) As of March 31, 2010, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts (2)	Material Conflicts If Any

Charles I Clough, Jr.	4 Accounts $2,115.2 million Total Assets	4 Accounts $700.4 million Total Assets	3 Accounts $221.3 million Total Assets	See below (3)

Eric A. Brock	4 Accounts $2,115.2 million Total Assets	4 Accounts $700.4 million Total Assets	3 Accounts $221.3 million Total Assets	See below (3)

James E. Canty	4 Accounts $2,115.2 million Total Assets	4 Accounts $700.4 million Total Assets	3 Accounts $221.3 million Total Assets	See below (3)
(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for two accounts totaling $215.8 million in assets.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2010.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2010.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$500,000 - $1,000,000
Eric A. Brock	$100,000 - $500,000
James E. Canty	$50,001 - $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated

Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 7, 2010

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 7, 2010